                                                                  EXHIBIT (a)(2)
                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                     AND/OR
      WARRANTS TO PURCHASE SHARES OF COMMON STOCK OR SHAREHOLDER WARRANTS

                                       OF

                   PACIFIC RESEARCH & ENGINEERING CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED AUGUST 9, 1999

                                       BY

                            SPACE COAST MERGER CORP.
                          A WHOLLY OWNED SUBSIDIARY OF

                               HARRIS CORPORATION

     ---------------------------------------------------------------------
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
               NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 3, 1999,
                         UNLESS THE OFFER IS EXTENDED.
     ---------------------------------------------------------------------

                        The Depositary for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

              By Mail:                    By Facsimile Transmission:                    By Hand
        Post Office Box 3301             (Eligible Institutions Only)           120 Broadway, 13th Floor
     South Hackensack, NJ 07606                 (201) 296-4293                     New York, NY 10271
     (Attention: Reorganization             Confirm by Telephone:              (Attention: Reorganization
             Department)                        (201) 296-4860                        Department)

                                            By Overnight Delivery:
                                      85 Challenger Road-Mail Drop-Reorg
                                          Ridgefield Park, NJ 07660
                                          (Attention: Reorganization
                                                 Department)

                            ------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE, TO A NUMBER OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by the holders of Offer Securities (as defined below) of Pacific Research & Engineering Corporation, a California corporation (the "Company"), if certificates for Shares or Shareholder Warrants or agreements representing Representative Warrants or the Executive Warrant are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase dated August 9, 1999 (the "Offer to Purchase")) is utilized, if delivery of Shares or Shareholder Warrants is to be made by book-entry transfer to an account maintained by ChaseMellon Shareholder Services, L.L.C. (the "Depositary") at The Depositary Trust Company ("DTC") (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Holders whose certificates for Shares or Shareholder Warrants or agreement representing Representative Warrants or the Executive Warrant are not immediately available or who cannot deliver their Offer Securities and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Offer Securities pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

------------------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF SHARES OR SHAREHOLDER WARRANTS TENDERED
------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                         OFFER SECURITIES TENDERED
                 (PLEASE FILL IN, IF BLANK)                             (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF SHARES
                                                                  SHARE OR         OR SHAREHOLDER     NUMBER OF SHARES
                                                                 SHAREHOLDER          WARRANTS         OR SHAREHOLDER
                                                             WARRANT CERTIFICATE   REPRESENTED BY         WARRANTS
                                                                 NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                                 Total Offer
                                                                 Securities
------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by holders of Shares or Shareholder Warrants tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares or Shareholder Warrants represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                        DESCRIPTION OF REPRESENTATIVE WARRANTS OR THE EXECUTIVE WARRANT TENDERED
------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)         REPRESENTATIVE WARRANTS OR THE EXECUTIVE WARRANT TENDERED
                 (PLEASE FILL IN, IF BLANK)                             (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                              DATE OF AGREEMENT
                                                                REPRESENTING
                                                               REPRESENTATIVE     NUMBER OF SHARES
                                                               WARRANTS OR THE     UNDERLYING THE     NUMBER OF SHARES
                                                              EXECUTIVE WARRANT    REPRESENTATIVE      UNDERLYING THE
                                                                  TENDERED            WARRANTS        EXECUTIVE WARRANT
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF TENDERED SHARES OR SHAREHOLDER WARRANTS ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution________________________________________________

   Name of Book-Entry Transfer Facility ________________________________________

   Account No.__________________________________________________________________

   Transaction Code No._________________________________________________________

[ ] CHECK HERE IF TENDERED OFFER SECURITIES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Tendering Holder(s) of Offer Securities__________________________

   ____________________________________________________________________________

   Date of Execution of Notice of Guaranteed Delivery__________________________

   Window Ticket Number (if any) ______________________________________________

   Name of Institution which Guaranteed Delivery ______________________________

   If delivery of Shares or Shareholder Warrants is by book-entry transfer:

       Name of Tendering Institution____________________________________________
                                    ____________________________________________

       Name of Book-Entry Transfer Facility_____________________________________
       _________________________________________________________________________

       Account No.______________________________________________________________

   Transaction Code No._________________________________________________________

Ladies and Gentlemen:

     The undersigned hereby tenders to Space Coast Merger Corp. (the "Offeror"), a California corporation and a wholly owned subsidiary of Harris Corporation, a Delaware corporation ("Harris"), the above-described shares of common stock, no par value (the "Shares"), of Pacific Research & Engineering Corporation, a California corporation (the "Company"), and/or the above-described warrants issued by the Company pursuant to the Warrant Agreement, dated as of May 28, 1996, by and between the Company and Wells Fargo Bank N.A. as Warrant Agent (the "Shareholder Warrants") of the Company, and/or the above-described warrants issued to representatives of Nutmeg Securities, Ltd. pursuant to the Representative's Warrant to purchase Units of Common Stock and Redeemable Warrants, each dated as of May 31, 1996, by and between the Company and each of John Lane, Daniel Guilfoile, Matthew Rochlin, Gayle Aufderhide, Cathy Mayberry and Stephen Marchese (the "Representative Warrants") and/or the above-described warrant issued to John W. Barrett pursuant to the Warrant to Purchase Common Stock of the Company, by and between John W. Barrett and the Company (the "Executive Warrant" and, collectively with the Shareholder Warrants and the Representative Warrants, the "Warrants"), pursuant to the Offeror's offer to purchase (i) all of the outstanding Shares at a purchase price of $2.35 per Share, (ii) all of the outstanding Shareholder Warrants at a purchase price of $0.15 per Shareholder Warrant and (iii) all of the outstanding Representative Warrants and the Executive Warrant at a purchase price of $0.15 for each Share underlying such Representative Warrants or the Executive Warrant, in each case, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The Offer is being made in connection with the Agreement and Plan of Merger, dated as of August 2, 1999 (the "Merger Agreement"), among Harris, the Offeror, and the Company. As used herein, "Offer Securities" shall mean the Shares and the Warrants.

     Subject to and effective upon acceptance for payment of and payment for the Offer Securities tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Offeror all right, title and interest in and to all the Offer Securities that are being tendered hereby (and any and all other Offer Securities or other securities issued or issuable in respect thereof) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Offer Securities (and all such other Offer Securities or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares or Shareholder Warrants or the agreement representing Representative Warrants or the Executive Warrant (and all such other Offer Securities or securities), or transfer ownership of such Shares or Shareholder Warrants (and all such other Shares, Shareholder Warrants or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (b) present such Offer Securities (and all such other Offer Securities or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Offer Securities (and all such other Offer Securities or securities), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints each designee of the Offeror as the agent, attorney-in-fact and proxy of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Offer Securities tendered hereby which have been accepted for payment by the Offeror prior to the time of any vote or other action (and any and all other Offer Securities or other securities or rights issued or issuable in respect of such Offer Securities) at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), any actions by written consent in lieu of any such meeting or otherwise. This proxy is irrevocable, is coupled with an interest in the Offer Securities and is granted in consideration of, and is effective upon, the acceptance for payment of such Offer Securities by the Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other power of attorney, proxy or written consent granted by the undersigned at any time with respect to such Offer Securities (and all such other Offer Securities or other securities or rights), and no subsequent powers of attorney or proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed effective). The undersigned understands that in order for Offer Securities to be deemed validly tendered, immediately upon the acceptance for payment of such Offer Securities, the Offeror or its designee must be able to exercise full voting rights with respect to such Offer Securities and other securities, including voting at any meeting of shareholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Offer Securities tendered hereby (and any and all other Offer Securities or other securities or rights issued or issuable in respect of such Offer Securities) and that when the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Offer Securities tendered hereby (and all such other Offer Securities or other securities or rights).

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Offer Securities pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Offer Securities accepted for payment, and return any Offer Securities not tendered or not accepted for payment, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Offer Securities accepted for payment and return any certificates for Shares or Shareholder Warrants or agreement representing Representative Warrants or the Executive Warrant not tendered or not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Offer Securities purchased and return any Shares or Shareholder Warrants not tendered or not purchased in the name(s) of, and deliver said check and any certificates to, the person(s) so indicated. Holders of Shares or Shareholder Warrants tendering Shares or Shareholder Warrants by book-entry transfer may request that any Shares or Shareholder Warrants not accepted for payment be returned by crediting such account maintained at such Book-Entry Transfer Facility as such holder of Shares or Shareholder Warrants may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Offeror has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares or Shareholder Warrants from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares or Shareholder Warrants so tendered.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for purchase price of Offer Securities purchased or certificates for Shares or Shareholder Warrants not tendered or not purchased are to be issued in the name of someone other than the undersigned or if Shares or Shareholder Warrants tendered hereby and delivered by book-entry transfer which are not accepted for payment are to be returned by credit to an account at the Book-Entry Transfer Facility other than designated above.

   Issue:  [ ] Check  [ ] Certificate to:

   Name______________________________________________________________
                                    (Please Print)

   Address___________________________________________________________

   __________________________________________________________________
                                                          (Zip Code)

   __________________________________________________________________
              (Taxpayer Identification or Social Security Number)

                           (See Substitute Form W-9)

   [ ] Credit Shares or Shareholder Warrants delivered by book-entry transfer and not purchased to the account set forth below:

   Name of Book-Entry Transfer Facility________________



          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 7)

        To be completed ONLY if the check for purchase price of Offer Securities purchased or certificates for Shares or Shareholder Warrants not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail check and/or certificates to:

   Name_____________________________________________________________
                                    (Please Print)

   Address__________________________________________________________

   _________________________________________________________________
                                                          (Zip Code)

   _________________________________________________________________
              (Taxpayer Identification or Social Security Number)

                           (See Substitute Form W-9)

          ------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES FOR SHARES AND SHAREHOLDER WARRANTS. Except as otherwise provided below, signatures on all Letters of Transmittal for Shares or Shareholder Warrants must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (each of the foregoing constituting an "Eligible Institution"), unless the Shares or Shareholder Warrants tendered thereby are tendered (i) by a registered holder of Shares or Shareholder Warrants who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If the certificates for Shares or Shareholder Warrants are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates for unpurchased Shares or Shareholder Warrants are to be issued or returned to, a person other than the registered owner or owners, then the tendered certificates must be endorsed or accompanied by duly executed stock or warrant powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates or stock or warrant powers, with the signatures on the certificates or stock or warrant powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND OFFER SECURITIES. This Letter of Transmittal is to be used either if certificates for Shares or Shareholder Warrants or agreements representing Representative Warrants or the Executive Warrant are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if the delivery of Shares or Shareholder Warrants is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares or Shareholder Warrants or agreements representing Representative Warrants or the Executive Warrant, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares or Shareholder Warrants delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. Security holders who cannot deliver their Offer Securities and all other required documents to the Depositary prior to the Expiration Date must tender their Offer Securities pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary prior to the Expiration Date; and (c) the certificates for all tendered Shares or Shareholder Warrants or agreement representing Representative Warrants or the Executive Warrant, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares or Shareholder Warrants delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. The term "trading day" is any day on which the American Stock Exchange is open for business.

     THE METHOD OF DELIVERY OF OFFER SECURITIES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER OF OFFER SECURITIES. OFFER SECURITIES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY A CONFIRMATION OF A BOOK-ENTRY TRANSFER). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Offer Securities will be purchased. By executing this Letter of Transmittal (or a facsimile thereof), the tendering holder of Offer Securities waives any right to receive any notice of the acceptance for payment of the Offer Securities.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers, the number of Shares or Shareholder Warrants and/or the number of Shares underlying the Representative Warrants or the Executive Warrant and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF REPRESENTATIVE WARRANTS OR THE EXECUTIVE WARRANT OR HOLDERS OF SHARES OR SHAREHOLDER WARRANTS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares or Shareholder Warrants represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares or Shareholder Warrants which are to be tendered in the box entitled "Number of Shares or Shareholder Warrants Tendered." In such case, a new certificate for the remainder of the Offer Securities represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as promptly as practicable following the Expiration Date. All Shares or Shareholder Warrants represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Offer Securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates or agreement without alteration, enlargement or any change whatsoever.

     If any of the Offer Securities tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares or Shareholder Warrants tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares or Shareholder Warrants tendered hereby, no endorsements of certificates or separate stock or warrant powers are required unless payment of the purchase price is to be made, or Shares or Shareholder Warrants not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), in which case the certificate(s) for such Shares or Shareholder Warrants tendered hereby must be endorsed, or accompanied by, appropriate stock or warrant powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate for such Shares or Shareholder Warrants. Signatures on any such certificates or stock or warrant powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares or Shareholder Warrants tendered hereby, the certificate must be endorsed or accompanied by appropriate stock or warrant powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares or Shareholder Warrants. Signature(s) on any such certificates or stock or warrant powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock or warrant power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. The Offeror will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares or Shareholder Warrants to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares or Shareholder Warrants not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTION. If the check for the purchase price of any Offer Securities purchased is to be issued, or any Shares or Shareholder Warrants not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares or Shareholder Warrants not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Shares or Shareholder Warrants tendering Shares or Shareholder Warrants by book-entry transfer may request that Shares or Shareholder Warrants not purchased be credited to such account at the Book-Entry Transfer Facility as such holder of Shares or Shareholder Warrants may designate under "Special Payment Instructions." If no such instructions are given, any such Shares or Shareholder Warrants not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a tendering holder of Offer Securities whose Offer Securities are accepted for payment is required to provide the Depositary with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder of Offer Securities to a $50 penalty and to 31% federal income tax backup withholding on the payment of the purchase price for the Offer Securities.

     9. FOREIGN HOLDERS. Foreign holders must submit a completed IRS Form W-8 to avoid 31% backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone number set forth below.

     11. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Offeror (subject to certain limitations in the Merger Agreement), in whole or in part, at any time or from time to time, in the Offeror's sole discretion.

     12. LOST, DESTROYED, MUTILATED, OR STOLEN CERTIFICATES. If any certificate(s) representing Shares or Shareholder Warrants or agreement representing Representative Warrants or the Executive Warrant has been lost, destroyed, mutilated, or stolen, the holder of such Offer Securities should promptly notify the Depositary. The holder of Offer Securities will then be instructed as to the steps to be taken in order to replace the certificate(s) or agreement(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed, mutilated or stolen certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES OR AGREEMENTS OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a holder of Offer Securities whose tendered Offer Securities are accepted for payment is required to provide the Depositary with such holder's correct TIN on the Substitute Form W-9. If such holder of Offer Securities is an individual, the TIN is such holder's Social Security Number. If the Depositary is not provided with the correct TIN, the holder of Offer Securities may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder of Offer Securities with respect to Offer Securities purchased pursuant to the Offer may be subject to backup withholding.

     Certain holders of Offer Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder of Offer Securities must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder of Offer Securities. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup federal income tax withholding on payments that are made to a holder of Offer Securities with respect to Offer Securities purchased pursuant to the Offer, the holder is required to notify the Depositary of such holder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The holder of Offer Securities is required to give the Depositary the Social Security Number or Employer Identification Number of the record owner of the Offer Securities. If the Offer Securities are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                                   SIGN HERE
                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)

________________________________________________________________________________

________________________________________________________________________________
                            Signature(s) of Owner(s)
Name(s) ________________________________________________________________________

Capacity (full title)___________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                                              (Include Zip Code)
Area Code and Telephone Number__________________________________________________

Taxpayer Identification or Social Security Number_______________________________
                                             (See Substitute Form W-9)
Dated:__________________________________________________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) of Shares or Shareholder Warrants or agreements representing Representative Warrants or the Executive Warrant or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
BELOW.

Authorized signature(s)_________________________________________________________

Name ___________________________________________________________________________

Name of Firm____________________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                                              (Include Zip Code)
Area Code and Telephone Number__________________________________________________

Dated:__________________________________________________________________________

--------------------------------------------------------------------------------------------------------------------------
                                                    PAYER'S NAME:  [ ]
--------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                   PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
  FORMW-9                      CERTIFY BY SIGNING AND DATING BELOW
                                                                                            TIN: -----------------------
                                                                                                   Social Security
                                                                                                 Number or Employer
                                                                                                Identification Number
                             ---------------------------------------------------------------------------------------------
 Department of the
  Treasury, Internal           PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines for
  Revenue Service              Certification of Taxpayer Identification Number on Substitute Form W-9 and complete
  PAYER'S REQUEST FOR          as instructed therein.
  TAXPAYER IDENTIFICATION      -------------------------------------------------------------------------------------------
   NUMBER ("TIN") AND          Certification -- Under penalties of perjury, I certify that:
   CERTIFICATION
                                (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
                                (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                                    (c) the IRS has notified me that I am no longer subject to backup withholding.
                               -------------------------------------------------------------------------------------------

                               SIGNATURE:  _____________________________________________   DATE: ________________
--------------------------------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

--------------------------------------------------------------------------------------------------
                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
 I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social
 Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.
  Signature:  __________________________________________________________ Date: ________________
--------------------------------------------------------------------------------------------------

                    The Information Agent for the Offer is:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                               Wall Street Plaza
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

                      The Dealer Manager for the Offer is:
                    [GEORGESON SECURITIES CORPORATION LOGO]

                               Wall Street Plaza
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 440-9084
                   All Others Call Toll Free: (800) 445-1790